EXHIBIT 99.1

March 31, 2003 Selected Financial Information

Information for the three months ended March 31, 2003 and 2002 are unaudited and may not be indicative of results that may be expected for future interim periods or for the full year.

Cautionary Disclosure Relating to Forward Looking Statements

Statements made in this document include forward-looking statements under the federal securities laws.  Statements that are not historical in nature, including the words “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend” and similar expressions are intended to identify forward looking statements.  While these statements reflect the Company’s good faith beliefs based on current expectations, estimates and projections about (among other things) the industry and the markets in which the Company operates, they are not guarantees of future performance, involve known and unknown risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements, and should not be relied upon as predictions of future events.  Factors which could impact future results include (among other things) general economic conditions, local real estate conditions, oversupply of available space, financial condition of tenants, timely ability to lease or re-lease space upon favorable economic terms, agreements with anchor tenants, interest rates, availability of financing, competitive factors and similar considerations.  The Company disclaims any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise.  For a discussion of risks and uncertainties that could cause actual results to differ materially from those contained in the forward looking statements, see “Real Estate Investment Risks” filed as Exhibit 99.1 to the Company’s Form 10-K for the year ended December 31, 2002.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
SUMMARY OF CONSOLIDATED FINANCIAL DATA

	As of
	March 31, 2003	March 31, 2002

Diluted Shares Outstanding:
Common shares outstanding	17,860,354	17,017,462
Unvested restricted shares	214,511	211,930
Operating partnership units	3,020,776	3,008,532
Convertible debentures	58,000	430,857
Total Diluted Shares Outstanding	21,153,641	20,668,781

Indebtedness:
Fixed rate debt	$189,411,892	186,553,778
Variable rate debt	70,350,604	29,298,369
Total indebtedness	$259,762,496	215,852,147

Total Indebtedness %:
% Fixed rate debt	72.9%	86.4%
% Variable rate debt	27.1%	13.6%

Portfolio Weighted Average Interest Rates:
Fixed rate debt	8.0%	8.0%
Variable rate debt	2.9%	3.8%

Current Annual Dividend Yield (based on current annualized dividend):
Closing market price	$18.23	15.30
Current annual dividend	$1.24	1.18
Dividend yield	6.8%	7.7%

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
INDEBTEDNESS MATURITY AS OF MARCH 31, 2003

Mortgages:

Maturity Year	Weighted Avg. Int. Rate	Balance as of March 31, 2003
2003	9.79%	$18,666,618

2006	7.98%	20,055,680

2007	8.61%	5,387,807

2008	6.84%	5,561,964

2009	7.49%	19,149,310

2010	7.97%	37,104,277	(1)

2011	7.04%	14,296,175

2012	7.54%	34,784,216

2014	6.10%	7,537,760

2020	9.75%	17,785,475	(1)
Total mortgages		$180,329,282

Other Fixed Rate Debt:

2003
Debentures	7.63%	$609,000

2004
Construction	7.00%	8,473,610
Total other fixed rate debt		$9,082,610

Variable Rate Debt:

2003
Line of credit		$44,500,000	(2)
Short-term mortgage		12,000,000

2004
Construction		13,850,604
Total variable rate debt		$70,350,604

Total Indebtedness		$259,762,496

(1)          Includes FMV adjustment aggregating $2,954,846.

(2)          Included in the balance is $18,500,000 for repayment of the Harford Mall mortgage, which was paid in full on April 1, 2003.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
SUMMARY OF CONSOLIDATED OPERATING INFORMATION

	Three months ended March 31,
	2003	2002

Diluted funds from operations	$8,984,378	7,506,805
FFO per share(1)	0.43	0.40

Dividends paid per share	0.310	0.295
Dividend/FFO payout ratio	72.6%	74.7%

Weighted average number of shares outstanding:
Basic	17,853,035	15,427,779
Diluted	21,035,961	18,996,813

Leverage Ratio:
EBITDA	$12,353,197	10,878,880
Interest expense	4,270,644	4,194,271
Interest coverage ratio	2.89	2.59

Reconciliation of FFO Diluted:
Net earnings	$5,284,166	3,778,140
Depreciation and amortization of property and improvements	2,798,387	2,906,469
FFO basic	$8,082,553	6,684,609
Debenture interest and amortization	19,874	90,430
OP unit minority interest	881,951	731,766
FFO diluted	$8,984,378	7,506,805

(1)          The Company believes that Funds from Operations (“FFO”) provides relevant and meaningful information about its operating performance that is necessary, along with net earnings, for an understanding of its operating results.  Funds from operations is defined by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) as net earnings (computed in accordance with accounting principles generally accepted in the United States of America), excluding cumulative effects of changes in accounting principles, extraordinary items and gains or losses on sales of properties, plus depreciation and amortization and after adjustments to record unconsolidated partnerships and joint ventures on the same basis.  FFO does not represent cash flows from operations as defined by accounting principles generally accepted in the United States of America.  FFO is not indicative that cash flows are adequate to fund all cash needs and should not be considered as an alternative to cash flows as a measure of liquidity. The Company’s FFO may not be comparable to the FFO of other REIT’s if they do not define similarly entitled items exactly as the Company defines them or if they interpret the NAREIT definition differently.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION RELATED TO
ACQUISITIONS AND DEVELOPMENT/REDEVELOPMENT PROJECTS
AS OF MARCH 31, 2003
(UNAUDITED)

2003 and 2002 Acquisitions:

Property	Location	Acquisition Cost		Date Acquired	Total Square Footage
Greenbrier Shopping Center	Harford County, MD	21,900,000	(1)	August 2002	115,398	(1)

(1)       Excludes additional $3.6 million for land, on and offsite improvements which are allocated to an approximate 50,000 square foot expansion scheduled for a 2003 construction start.

2003 and 2002 Development Projects Completed:

Property	Location	Total Costs	Date Opened	Total Square Footage
Perry Hall Super Fresh Shopping Center	Baltimore County, MD	$9,534,943	April 2002	65,059

Expansion/Redevelopment Projects In Progress

Property	Location	Total Costs as of 3/31/03	Estimated Costs to Complete	Projected Opening Date	Completion %
Lutherville Station Shopping Center	Baltimore County, MD	$206,069	$1,351,678	2004	75%
Smoketown Plaza Shopping Center	Dale City, VA	8,534,100	432,432	Summer 2003	75%
Shrewsbury Shopping Center	Shrewsbury, PA	5,728,559	3,042,198	Summer 2003	65%
Delaware Project	Dover, DE	287,609	6,239,271	2004/2005	5%
Miscellaneous Projects		1,886,758	—
		$16,643,095	$11,065,579

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
AS OF MARCH 31, 2003
(UNAUDITED)

Lease Year Expiration	Number of Expiring Leases	Approximate Expiring GLA	Expiring Leases Annualized Minimum Rent	Average Minimum Rent Per Square Foot
2003	83	221,821	$2,932,631	$13.22
2004	119	337,095	5,352,780	15.88
2005	116	530,573	5,258,149	9.91
2006	125	390,862	6,101,338	15.61
2007	83	402,208	4,764,657	11.85
2008	66	343,973	4,592,890	13.35
2009	22	189,968	2,516,223	13.25
2010	39	338,022	4,371,261	12.93
2011	28	285,489	2,498,781	8.75
2012	39	252,229	4,118,633	16.33
2013	13	97,462	1,433,094	14.70
Thereafter	68	1,846,406	20,273,901	10.98
	801	5,236,108	$64,214,338	$12.26

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
LEASED RATES
AS OF MARCH 31, 2003
(UNAUDITED)

MARYLAND	TOTAL SQ. FT.	LEASED SQ. FT.	PERCENT LEASED
Arundel Plaza Shopping Center	249,746	249,746	100%
Clinton Property	28,956	28,956	100%
Club Centre Shopping Center	44,253	34,194	77%
Enchanted Forest Shopping Center	139,898	135,053	97%
Fullerton Plaza Shopping Center	152,834	152,834	100%
Glen Burnie Village Shopping Center	75,185	59,551	79%
Greenbrier Shopping Center	115,398	113,903	99%
Harford Mall and Business Center	625,387	600,639	96%
Ingleside Shopping Center	115,410	115,410	100%
Little Glen Shopping Center	18,823	14,709	78%
Lutherville Station - Office	90,611	82,611	91%
Lutherville Station - Retail	183,829	123,229	67%
New Town Village Shopping Center	117,593	113,512	97%
North East Station Shopping Center	80,190	80,190	100%
Orchard Square Office	28,005	22,965	82%
Patriots Office	28,289	24,048	85%
Patriots Plaza Shopping Center	38,727	38,727	100%
Perry Hall Square Shopping Center	183,055	167,753	92%
Perry Hall Super Fresh Shopping Center	65,059	65,059	100%
Radcliffe Shopping Center	82,280	82,280	100%
Rolling Road Plaza Shopping Center	63,823	63,823	100%
Rosedale Plaza Shopping Center	90,622	89,482	99%
Security Square Shopping Center	77,287	77,287	100%
Shawan Plaza Shopping Center	94,653	92,653	98%
Shoppes at Easton Shopping Center	113,330	113,330	100%
Southwest Property	24,743	24,743	100%
Timonium Crossing Shopping Center	59,829	50,121	84%
Timonium Shopping Center	207,135	182,885	88%
Waldorf Bowl	26,128	26,128	100%
Waldorf Retail	4,500	4,500	100%
Waverly Woods Shopping Center	103,547	101,947	98%
Wilkens Beltway Plaza Shopping Center	79,740	79,740	100%
Wilkens Office I,II,III	52,770	52,027	99%
York Road Plaza Shopping Center	90,903	88,944	98%
MARYLAND TOTALS	3,552,538	3,352,979	94%

DELAWARE
Brandywine Commons Shopping Center	165,805	165,805	100%
Milford Commons Shopping Center	61,100	55,600	91%
DELAWARE TOTALS	226,905	221,405	98%

VIRGINIA	TOTAL SQ. FT.	LEASED SQ. FT.	PERCENT LEASED
Burke Town Plaza Shopping Center	132,778	132,778	100%
Skyline Village Shopping Center	126,641	123,821	98%
Smoketown Plaza Shopping Center	84,428	34,470	41%*
Spotsylvania Crossing Shopping Center	141,857	140,832	99%
Sudley Towne Plaza Shopping Center	107,761	107,761	100%
VIRGINIA TOTALS	593,465	539,662	91%

NEW YORK
Colonie Plaza Shopping Center	140,406	128,239	91%
Columbia Plaza Shopping Center	132,648	112,505	85%
NEW YORK TOTALS	273,054	240,744	88%

PENNSYLVANIA
Pottstown Plaza Shopping Center	161,727	155,988	96%
Saucon Valley Square Shopping Center	80,695	80,695	100%
Stonehedge Square Shopping Center	88,010	86,010	98%
Wayne Heights Shopping Center	107,549	53,300	50%
Wayne Avenue Plaza Shopping Center	121,593	120,358	99%
PENNSYLVANIA TOTALS	559,574	496,351	89%

MASSACHUSETTS
Del Alba Shopping Center	71,985	66,485	92%
MASSACHUSETTS TOTALS	71,985	66,485	92%

MID-ATLANTIC TOTALS	5,277,521	4,917,626	93%

ILLINOIS
Rolling Meadows	37,225	37,225	100%
ILLINOIS TOTALS	37,225	37,225	100%

SUBTOTAL OPERATING PROPERTIES	5,314,746	4,954,851	93%

DEVELOPMENT OPERATIONS - VIRGINIA
Smoketown Plaza Shopping Center	160,000	160,000	100%
DEVELOPMENT OPERATIONS - VIRGINIA	160,000	160,000	100%

TOTAL OPERATING & DEVELOPMENT	5,474,746	5,114,851	93%

*Under development

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
TOP 10 CENTERS BY SIZE

CENTER NAME	GLA	% OF TOTAL PORTFOLIO
Harford Mall	598,487	10.9%
Lutherville Station Shopping Center	274,440	5.0%
Arundel Plaza Shopping Center	249,746	4.6%
Smoketown Plaza Shopping Center	244,428	4.5	% *
Timonium Shopping Center	207,135	3.8%
Perry Hall Square Shopping Center	183,055	3.3%
Brandywine Commons Shopping Center	165,805	3.0%
Pottstown Plaza Shopping Center	161,727	3.0%
Fullerton Plaza Shopping Center	152,834	2.8%
Spotsylvania Crossing Shopping Center	141,857	2.6%

*Includes 160,000 GLA currently under development.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
TOP 10 ASSETS BY ANNUALIZED MINIMUM RENT

CENTER NAME	MINIMUM RENT	% OF TOTAL PORTFOLIO
Harford Mall	$5,471,000	9.6%
Enchanted Forest Shopping Center	2,509,000	4.4%
Lutherville Station	2,250,000	3.9%
Brandywine Commons II	2,224,000	3.9%
Greenbrier Shopping Center	2,169,000	3.8%
New Town Village	2,102,000	3.7%
Timonium Shopping Center	2,056,000	3.6%
Radcliffe Center	1,810,000	3.2%
Shawan Plaza	1,790,000	3.1%
Ingleside Shopping Center	1,727,000	3.0%

APPROXIMATE ANNUALIZED MINIMUM RENT TOTAL PORTFOLIO	$57,000,000

GROCERS BY OWNERSHIP
MARCH 31, 2003

CENTER	TENANT NAME	GLA	ANNUAL MINIMUM RENT

ROYAL AHOLD UNITS:
Giant of Maryland
Arundel Plaza Shopping Center	Giant Food	51,976	$74,196
New Town Village Shopping Center	Giant Food	60,985	946,680
Shawan Plaza Shopping Center	Giant Food	55,330	597,492
Shoppes at Easton Shopping Center	Giant Food	64,885	772,128
Wilkens Beltway Plaza Shopping Center	Giant Food	55,108	452,892
York Road Plaza Shopping Center	Giant Food	56,892	654,996
Giant of Carlisle
Pottstown Plaza Shopping Center	Giant Food	57,200	536,592
Wayne Heights Shopping Center	Martin’s	31,409	122,004
Wayne Avenue Plaza Shopping Center	Giant Food	53,760	537,600
Stop & Shop
Del Alba Shopping Center	Stop & Shop	63,935	959,796
ROYAL AHOLD UNIT TOTALS		551,480	$5,654,376

DELHAIZE AMERICA, INC.:
Milford Commons Shopping Center	Food Lion	33,000	$264,000
North East Station Shopping Center	Food Lion	38,372	303,504
DELHAIZE AMERICA, INC. TOTALS		71,372	$567,504

ASSOCIATED WHOLESALERS, INC.:
Stonehedge Square Shopping Center	Nells Market	42,552	$321,228
ASSOCIATED WHOLESALERS, INC. TOTALS		42,552	$321,228

GOLUB CORPORATION:
Colonie Plaza Shopping Center	Price Chopper	60,000	$345,000
Columbia Plaza Shopping Center	Price Chopper	65,895	629,292
GOLUB CORPORATION TOTALS		125,895	$974,292

SUPERVALU, INC.:
Lutherville Station Shopping Center	Vacant-paying rent	60,275	$723,300
Skyline Village Shopping Center	Vacant-paying rent	64,485	509,436
SUPERVALU, INC. TOTALS		124,760	$1,232,736

SAFEWAY STORES:
Burke Town Plaza Shopping Center	Safeway	53,495	$202,212
Enchanted Forest Shopping Center	Safeway	50,093	500,928
Greenbrier Shopping Center	Safeway	55,032	915,480
Ingleside Shopping Center	Safeway	54,200	685,632
SAFEWAY STORES TOTALS		212,820	$2,304,252

WAKEFERN FOOD CORPORATION:
Brandywine Commons Shopping Center	Shoprite	58,236	$816,576
WAKEFERN FOOD CORPORATION TOTALS		58,236	$816,576

CENTER	TENANT NAME	GLA	ANNUAL MINIMUM RENT

GREAT ATLANTIC & PACIFIC TEA COMPANY:
Perry Hall Super Fresh Shopping Center	Super Fresh	56,848	$1,023,264
Rosedale Plaza Shopping Center	Super Fresh	50,510	631,380
Saucon Valley Square Shopping Center	Super Fresh	47,827	621,756
Security Square Shopping Center	Super Fresh	58,187	989,184
GREAT ATLANTIC & PACIFIC TEA COMPANY TOTALS		213,372	$3,265,584

WEIS MARKETS:
Waverly Woods Shopping Center	Weis Market	53,500	$588,504
WEIS MARKETS TOTALS		53,500	$588,504

GROCER TOTALS		1,453,987	$15,725,052

Based on 5.5 million square feet of space at March 31, 2003, grocery leased space represents approximately 26.4% of leasable square footage and based on annual minimum rentals of $57 million for that same period, grocery leased space represents approximately 27.6% of such rental.